SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2002

INVESTORS FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	0-26996	04-3279817
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

200 Clarendon Street, Boston, MA		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:  (617) 937-6700

No change since last report
(Former name or address, if changed since last report)

Item 9.  Regulation FD Disclosure.

The undersigned Registrant files the following information in accordance with Regulation FD Rule 100(a)(1):

Investors Financial Services Corp.

Financial Highlights

Quarter Ended

June 30, 2002

Table of Contents

Consolidated Statement of Income/Share Information

Condensed Consolidated Balance Sheet

Average Balance Sheet

Asset Servicing Fees

Investors Financial Services Corp.
Consolidated Statement of Income
For the Quarter Ended
June 30, 2002

(Dollars in thousands, except per share data)

Net Interest Income
Interest income	$62,552
Interest expense	28,172
Net interest income	34,380

Non-interest income
Asset servicing fees	72,587
Other operating income	546
Total non-interest income	73,133

Net operating revenue	107,513

Operating Expenses
Compensation and benefits	48,938
Technology and telecommunications	9,481
Transaction processing services	8,855
Occupancy	5,643
Depreciation and amortization	3,503
Travel and sales promotion	1,520
Professional Fees	1,323
Other operating expenses	2,900
Total Operating Expenses	82,163
Income before income taxes & minority interest	25,350
Provision for income taxes	7,636
Minority interest expense, net of income taxes	397
Net income	$17,317

Earnings per share (diluted)	$0.26

Share Information
For the Quarter Ended
June 30, 2002

Common Stock Outstanding at June 30, 2002	64,472,732
Weighted Average Diluted Shares at June 30, 2002	66,592,136

Investors Financial Services Corp.
Condensed Consolidated Balance Sheet
June 30, 2002

(Dollars in thousands)

Assets
Federal funds sold and securities purchased under resale agreements	$610,000
Securities held to maturity	3,384,777
Securities available for sale	2,256,884
Loans, net of reserve	125,849
Non-marketable equity securities	50,000
Goodwill, net	79,969
Other assets	215,056
Total Assets	$6,722,535

Liabilities
Interest-bearing deposits	$1,690,298
Non-interest bearing deposits	983,226
Total deposits	2,673,524
Short-term and other borrowings	3,507,475
Other liabilities	114,984
Total Liabilities	6,295,983

Minority interest/trust preferred securities	24,288

Stockholders’ Equity	402,264

Total Liabilities and Stockholders’ Equity	$6,722,535

Investors Financial Services Corp.
Average Balance Sheet
June 30, 2002

(Dollars in thousands)	Average		Average
	Balance	Interest	Yield/Cost
Interest-earning assets
Federal funds sold and securities purchased under resale agreements	33,473	140	1.67%
Investment securities	5,477,258	61,456	4.49%
Loans	104,303	956	3.67%
Total interest-earning assets	5,615,034	62,552	4.46%
Allowance for loan losses	(100)
Non-interest earning assets	338,458
Total assets	$5,953,392

Interest-bearing liabilities
Deposits:
Demand	$1,388	$2	0.58%
Savings	1,658,406	10,431	2.52%
Short-term borrowings	3,068,045	10,164	1.33%
Other borrowings	400,000	7,575	7.58%
Total interest-bearing liabilities	5,127,839	28,172	2.20%
Noninterest-bearing liabilities
Demand deposits	173,490
Savings	85,428
Non-interest bearing time deposits	90,000
Other liabilities	70,628
Total liabilities	5,547,385
Trust preferred stock	24,284
Equity	381,723
Total liabilities and stockholders’ equity	$5,953,392

Net interest income		34,380

Net interest margin			2.45%

Average interest rate spread			2.26%

Ratio of interest-earning assets to interest-bearing liablities			109.50%

Investors Financial Services Corp.
Asset Servicing Fees
For the Quarter Ended
June 30, 2002

Asset servicing fees by service lines:

Custody, accounting, transfer agency, and administration	$57,171
Foreign Exchange	6,181
Cash Management	3,752
Securities Lending	3,605
Investment Advisory	1,878
Total	$72,587

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVESTORS FINANCIAL SERVICES CORP.

	By:	/s/ Kevin J. Sheehan
Kevin J. Sheehan
Chief Executive Officer and
Chairman of the Board

Dated: July 11, 2002